UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2014

Cott Corporation

(Exact name of registrant as specified in its charter)

Canada	001-31410	98-0154711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6525 Viscount Road Mississauga, Ontario, Canada	L4V1H6

5519 West Idlewild Avenue Tampa, Florida, United States	33634
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 672-1900

(813) 313-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 7, 2014, Cott Corporation (the “Company”) issued a press release reporting financial results for the fiscal quarter ended March 29, 2014. A copy of the press release is furnished herewith under the Securities Exchange Act of 1934, as amended, as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 2.02 as if fully set forth herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s Annual and Special Meeting of Shareowners (the “Meeting”) was held on Tuesday, May 6, 2014. As at the record date of March 17, 2014, 94,320,395 common shares were outstanding and entitled to notice of and to vote at the Meeting.

Election of Directors

At the Meeting, shareowners approved the election of Mark Benadiba, George A. Burnett, Jerry Fowden, David T. Gibbons, Stephen H. Halperin, Betty Jane Hess, Gregory R. Monahan, Mario Pilozzi, Andrew Prozes, Eric S. Rosenfeld and Graham W. Savage to serve for the ensuing year and until their respective successors are elected.

	For	Against	Withhold	Broker non-votes
Mark Benadiba	56,300,324	—	1,999,963	5,856,119
George A. Burnett	56,232,536	—	2,067,751	5,856,119
Jerry Fowden	56,378,912	—	1,921,375	5,856,119
David T. Gibbons	56,378,472	—	1,921,815	5,856,119
Stephen H. Halperin	55,908,686	—	2,391,601	5,856,119
Betty Jane Hess	56,333,935	—	1,966,352	5,856,119
Gregory R. Monahan	56,300,006	—	2,000,281	5,856,119
Mario Pilozzi	56,328,257	—	1,972,030	5,856,119
Andrew Prozes	56,373,623	—	1,926,664	5,856,119
Eric S. Rosenfeld	54,461,647	—	3,838,640	5,856,119
Graham W. Savage	56,281,507	—	2,018,780	5,856,119

Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Certified Public Accounting Firm

At the Meeting, shareowners approved the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered certified public accounting firm for its 2014 fiscal year.

For	Against	Withhold	Broker non-votes
63,895,559	213,958	46,889	—

Advisory Vote on Executive Compensation

At the Meeting, shareowners approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including Compensation Discussion and Analysis, compensation tables and narrative discussion.

For	Against	Withhold	Broker non-votes
55,191,170	2,766,799	342,318	5,856,119

Approval of Amendment to Cott Corporation’s Second Amended and Restated By-Laws

At the Meeting, shareowners approved an amendment to Cott Corporation’s Second Amended and Restated By-Laws, which fixes deadlines by which shareowners of record of the Company must submit director nominations to the Company prior to any annual or special meeting of shareowners at which directors are to be elected, and sets forth the information a shareowner must include in the notice to the Company for an effective nomination to occur.

For	Against	Withhold	Broker non-votes
55,421,033	2,875,404	—	5,859,969

Item 8.01. Other Events

On May 7, 2014, the Company announced that the Board of Directors declared a dividend of USD$0.06 per common share, payable in cash on June 18, 2014 to shareowners of record at the close of business on June 6, 2014. The Company also announced that the Board of Directors approved the renewal of the share repurchase program. Upon expiration of the Company’s current share repurchase program on May 21, 2014, the program will be renewed for a 12-month period, during which the Company may repurchase up to 5% of its outstanding common shares. A copy of the press release announcing the declaration of the dividend and the renewal of the share repurchase program is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01 as if fully set forth herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Cott Corporation, dated May 7, 2014 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cott Corporation
(Registrant)

May 7, 2014

	By:	/s/ Marni Morgan Poe
Marni Morgan Poe
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Cott Corporation, dated May 7, 2014 (filed herewith).